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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) March 21, 2003

                         GRAND CENTRAL FINANCIAL CORP.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                        0-25045                     34-1877137
      --------                      -----------                   ----------
(State or other Jurisdiction of    (Commission                  (IRS Employer
incorporation or organization)     File Number)              Identification No.)

                    601 Main Street, Wellsville, Ohio 43968
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                   (Address of principal executive offices)

                                 (330) 532-1517
                                ----------------
                 (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)








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      The Registrant hereby amends its Form 8-K filed with the Securities and
Exchange Commission on March 24, 2003. This Form 8-K/A revises the record date for payment of a dividend from April 7, 2003 to April 4, 2003.

ITEM 5.  OTHER EVENTS.
         ------------

      On March 21, 2003, the Board of Directors of Grand Central Financial Corp. (the "Company") declared a quarterly cash dividend of $0.09 per share on the Company's outstanding common stock, payable April 21, 2003 to stockholders of record at the close of business on April 4, 2003.

      A press release announcing the Company's declaration of a cash dividend is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99  Press Release dated March 21, 2003.




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 25, 2003                     By:/s/ William R. Williams
                                             ---------------------------------
                                             William R. Williams
                                             President